INVESTOR PRESENTATION SECOND QUARTER FISCAL YEAR 2019 ©2019 Matthews International Corporation. All Rights Reserved.

Business Overview ©2019 Matthews International Corporation. All Rights Reserved. 2

Disclaimer Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). The information contained in this presentation, including any financial data, is made as of March 31, 2019 unless otherwise noted. The Company does not, and is not obligated to, update this information after the date of such information. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. The Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. Lastly, the Company has presented net debt and the ratio of net debt to adjusted EBITDA and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the overall indebtedness and leverage. These measures provide the Company with an understanding of its leverage before the impact of investing and financing charges and other charges that do not reflect the ordinary earnings of the Company’s operations. These measures may be useful to an investor in evaluating indebtedness and leverage of the business. ©2019 Matthews International Corporation. All Rights Reserved. 3

Matthews ➢ Founded in 1850 – headquartered in Pittsburgh, PA ➢ Three business segments: ▪ SGK Brand Solutions ▪ Memorialization ▪ Industrial Technologies ➢ Approximately 11,000 employees ➢ Over 25 countries ➢ NASDAQ – 31.7 million shares outstanding, as of March 31, 2019 ©2019 Matthews International Corporation. All Rights Reserved. 4

Fiscal 2018 Sales (Percentage of Total Sales) Memorialization 40% SGK Brand Solutions 50% 10% Industrial Technologies ©2019 Matthews International Corporation. All Rights Reserved. 5

SGK BRAND SOLUTIONS ©2019 Matthews International Corporation. All Rights Reserved. 6

SGK Brand Solutions Monoprix, a major city center retailer in France, teamed up with Brandimage to Anthem developed a three-year “Live Your Break” connected platform for launch its new Food To Go line. Nestlé KitKat. The activity combines connected packaging via a mobile digital hub of user generated “breaker” content with a real-world brand experience. Roto-gravure cylinder by Saueressig ©2019 Matthews International Corporation. All Rights Reserved. 7

SGK Brand Solutions Marketing / Packaging Execution Marketing / Packaging Creative / Adaptive SGK Brand Solutions Execution + = Premedia / Tooling / Merchandising ©2019 Matthews International Corporation. All Rights Reserved. 8

SGK Brand Solutions • SGK Brand Solutions has longstanding relationships with a large, blue chip customer base consisting of many of the Fortune 100 and Fortune 50 companies • Through brand development, SGK Brand Solutions has developed “strategic” relationships rather than “vendor” relationships which enables more valued client engagement, with over 400 employees working onsite across 85+ client locations • Brand solutions is a critical cog in the marketing programs of the top world-wide brands, particularly where global consistency is highly valued Top Global US Food / Beverage Top Global Retailer Pharmaceutical Other Key Partners Clients Clients Clients ©2019 Matthews International Corporation. All Rights Reserved. 9

MEMORIALIZATION ©2019 Matthews International Corporation. All Rights Reserved. 10

Memorialization Matthews Architectural Products - Building signs are an example of the segment’s architectural product offerings. Bronze Memorials Forest Park West Cemetery Cremation Garden ©2019 Matthews International Corporation. All Rights Reserved. 11

Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support. ©2019 Matthews International Corporation. All Rights Reserved. 12

Memorialization ❖ Casketed Deaths vs. Total Deaths Company estimates as of December 31, 2018. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. ©2019 Matthews International Corporation. All Rights Reserved. 13

INDUSTRIAL TECHNOLOGIES ©2019 Matthews International Corporation. All Rights Reserved. 14

Industrial Technologies Multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pyramid introduced a new warehouse execution solution, Continuous Intelligent Operations to enhance automated distribution operations — from receiving to shipping. Non-contact ink-jet printing units apply print on products. Pick-to-Light Systems utilizing light indicators for sorting and control of merchandise. ©2019 Matthews International Corporation. All Rights Reserved. 15

Financial Overview ©2019 Matthews International Corporation. All Rights Reserved. 16

Driving Growth Amidst Change EPS Growth Strategy Organic ▪ New product introductions ▪ Synergies and manufacturing/cost structure improvements ▪ Expanding market penetration with existing products Acquisitions ▪ Support segment business plans ▪ Leverage existing operating infrastructure ▪ Achieve long-term annual return (EBITDA) of at least 14% on invested capital Share Repurchases ▪ Opportunistic ▪ Repurchase in periods of excess cash flow ▪ Current remaining authorization – 1.1 million shares Debt Reduction ▪ Net Debt goal of under 3x Adjusted EBITDA ©2019 Matthews International Corporation. All Rights Reserved. 17

Consolidated Results (Dollars in thousands, Fiscal Year Ended September 30, YTD March 31, except per share data) 2016 2017 2018 2018 2019 (unaudited) (unaudited) Consolidated Sales $ 1,480,464 $ 1,515,608 $ 1,602,580 $ 783,515 $ 765,577 Net Income Attributable to Matthews $ 66,749 $ 74,368 $ 107,371 $ 53,362 $ 18,514 Total Adjusted EBITDA(1) $ 239,586 $ 238,683 $ 255,114 $ 108,951 $ 102,669 Diluted EPS $ 2.03 $ 2.28 $ 3.37 $ 1.68 $ 0.58 Non-GAAP Adjusted EPS(2) $ 3.38 $ 3.60 $ 3.96 $ 1.57 $ 1.40 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to total adjusted EBITDA and non-GAAP adjusted EPS. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non- cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. (2) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. ©2019 Matthews International Corporation. All Rights Reserved. 18

Segment Operating Results (Dollars in thousands) Fiscal Year Ended September 30, YTD March 31, 2016 2017 2018 2018 2019 Sales: (unaudited) (unaudited) SGK Brand Solutions $ 755,975 $ 770,181 $ 805,274 $ 398,818 $ 375,951 Memorialization 610,142 615,882 631,392 313,578 316,062 Industrial Technologies 114,347 129,545 165,914 71,119 73,564 Consolidated Sales $ 1,480,464 $ 1,515,608 $ 1,602,580 $ 783,515 $ 765,577 Adjusted EBITDA: SGK Brand Solutions $ 152,323 $ 144,783 $ 150,233 $ 65,951 $ 56,721 Memorialization 125,886 139,192 145,487 67,921 65,286 Industrial Technologies 17,583 18,481 25,864 8,568 8,387 Corporate and Non-Operating (56,206) (63,773) (66,470) (33,489) (27,725) Total Adjusted EBITDA(1) $ 239,586 $ 238,683 $ 255,114 $ 108,951 $ 102,669 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non- cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. ©2019 Matthews International Corporation. All Rights Reserved. 19

Free Cash Flow Yield (Dollars in thousands) Fiscal Year Ended September 30, 2016 2017 2018 Cash Provided from Operating Activities $ 140,274 $ 149,299 $ 147,574 Less: Capital Expenditures (41,682) (44,935) (43,200) Free Cash Flow $ 98,592 $ 104,364 $ 104,374 Market Capitalization 1,952,929 2,001,249 1,608,551 Free Cash Flow Yield 5.05% 5.21% 6.49% Free Cash Flow Yield (based on 3/31/19 Market Capitalization) 8.90% Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow and free cash flow yield. ©2019 Matthews International Corporation. All Rights Reserved. 20

Earnings Per Share (EPS) Diluted EPS Non-GAAP Adjusted EPS(1) $3.96 $4.00 $4.00 $3.60 $3.37 $3.38 $3.50 $3.50 $3.03 $3.00 $3.00 $2.74 $2.50 $2.28 $2.50 $2.03 $1.91 $2.00 $2.00 $1.49 $1.50 $1.50 $1.00 $1.00 $0.50 $0.50 $0.00 $0.00 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to non-GAAP adjusted EPS. (1) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. ©2019 Matthews International Corporation. All Rights Reserved. 21

Sales & Total Adjusted EBITDA (Dollars in millions) Consolidated Sales Total Adjusted EBITDA(1) $1,602.6 $1,515.6 $1,600.0 $1,480.5 $300.0 $1,426.1 $255.1 $1,400.0 $239.6 $238.7 $250.0 $216.0 $1,200.0 $1,106.6 $200.0 $172.1 $1,000.0 $800.0 $150.0 $600.0 $100.0 $400.0 $50.0 $200.0 $0.0 $0.0 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. ©2019 Matthews International Corporation. All Rights Reserved. 22

Common Stock Price $70.00 $60.76 $62.25 $60.00 $50.74 $50.15 $48.97 $50.00 $43.89 $38.08 $40.00 $35.18 $35.36 $30.73 $29.82 $30.00 $20.00 $10.00 $0.00 9/30/2008 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 9/30/2014 9/30/2015 9/30/2016 9/30/2017 9/30/2018 Note: Stock price obtained from Nasdaq for each respective month-end period. ©2019 Matthews International Corporation. All Rights Reserved. 23

Capital Allocation Priorities ➢ Invest in organic growth Capitalization ▪ Three-year average capex ~2.8% of revenue (in millions) Total: $1,829.3 Total: $1,823.2 ➢ Debt reduction $960.6 $975.7 $868.7 $847.5 ▪ $7.3 million reduction in Q2 FY2019 ▪ 3.8x Net debt : adjusted EBITDA based on Axis Title Axis LTM March 31, 2019 (See Appendix D for reconciliation of non-GAAP measure) ▪ Goal of under 3x 9/30/2018 3/31/2019 ➢ Annualized Dividends Axis Title ▪ $0.80 per share for FY2019 (2.2% yield) Debt Shareholders' Equity ➢ Acquisitions ▪ Extend capabilities in existing businesses ▪ Geographic expansion ➢ Share repurchases ▪ Opportunistic ▪ 1.1 million shares authorized ©2019 Matthews International Corporation. All Rights Reserved. 24

Recent Developments ➢ FY2019 Updated Targets(1) • Total Adjusted EBITDA(2) targeted in the range of $240 million to $250 million • Non-GAAP Adjusted EPS(2) targeted in the range of $3.60 to $3.75 • Debt reduction remains a priority ➢ FY2018 results • Record sales of $1.6 billion • Record adjusted EBITDA(2) of $255.1 million • Diluted EPS of $3.37; non-GAAP EPS(2) of $3.96, up 10.0% over FY2017 • Reduced debt by $65.8 million in Q4, significantly improving leverage ratio ➢ Acquisition integrations remain on track; pending synergies of $8.4 million expected within next two years ➢ Increased quarterly dividend 5.3% to 20 cents / share (November 2018) ▪ 24th consecutive annual dividend increase since the Company’s IPO ➢ Small acquisition – Frost Converting Systems in November 2018 (SGK Brand Solutions) ▪ Leading supplier of cutting, creasing and embossing tooling to the packaging industry ➢ Analyst coverage: ▪ Buckingham Research ▪ CJS Securities ▪ B. Riley / FBR Capital Markets ▪ Great Lakes Review (1) FY2019 Targets as of May 2, 2019 (2) See Disclaimer (page 3) and appendices for Total Adjusted EBITDA and Non-GAAP Adjusted EPS reconciliations and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 25

Institutional Shareholders ©2019 Matthews International Corporation. All Rights Reserved. 26

Appendices ©2019 Matthews International Corporation. All Rights Reserved. 27

Appendix A

Total Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands) (unaudited)	Fiscal Year Ended September 30,			YTD March 31,	
	2016	2017	2018	2018	2019
Net income	$ 66,161	$ 73,933	$ 107,111	$ 53,230	$ 18,178
Income tax provision (benefit)	29,073	22,354	(9,118)	(23,015)	440
Income before income taxes	95,234	96,287	97,993	30,215	18,618
Net loss attributable to noncontrolling interests	588	435	260	132	336
Interest expense	24,344	26,371	37,427	17,063	20,560
Depreciation and amortization	65,480	67,981	76,974	36,986	40,276
Acquisition costs (1)	23,847	17,722	10,918	5,790	5,406
ERP integration costs (2)	10,827	8,026	10,864	5,568	3,982
Loss recoveries, net of costs (3)	-	(10,683)	-	-	-
Strategic initiatives and other charges (4)	241	9,209	1,495	2,215	2,112
Loss on divestiture (5)	-	-	-	-	4,465
Stock-based compensation	10,612	14,562	13,460	8,132	5,013
Non-service pension and postretirement (6)	8,413	8,773	5,723	2,850	1,901
Total Adjusted EBITDA	$ 239,586	$ 238,683	$ 255,114	$ 108,951	$ 102,669

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to total adjusted EBITDA.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents a loss on the sale of a controlling interest in a Memorialization business.

(6) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2019 Matthews International Corporation. All Rights Reserved.
28

Appendix B

Adjusted Net Income and EPS

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands, except per share data) (unaudited)	Fiscal Year Ended September 30,						YTD March 31,			
	2016		2017		2018		2018		2019	
		per share		per share		per share		per share		per share
Net income attributable to Matthews	$ 66,749	$ 2.03	$ 74,368	$ 2.28	$ 107,371	$ 3.37	$ 53,362	$ 1.68	$ 18,514	$ 0.58
Acquisition costs (1)	16,240	0.50	13,828	0.42	8,128	0.26	4,335	0.13	4,000	0.13
ERP integration costs (2)	7,338	0.22	6,787	0.21	8,040	0.25	4,120	0.13	2,947	0.09
Loss recoveries, net of costs (3)	-	-	(7,478)	(0.23)	-	-	-	-	-	-
Strategic initiatives and other charges (4)	1,031	0.03	6,722	0.21	1,106	0.04	1,640	0.06	1,563	0.05
Loss on divestiture (5)	-	-	-	-	-	-	-	-	3,304	0.10
Non-service pension and postretirement (6)	5,729	0.17	6,141	0.19	4,235	0.12	2,109	0.06	1,408	0.05
Intangible amortization expense	14,179	0.43	16,319	0.50	23,356	0.73	11,048	0.35	13,040	0.41
Tax related (7)	-	-	485	0.02	(25,967)	(0.81)	(26,738)	(0.84)	(300)	(0.01)
Adjusted net income	$ 111,266	$ 3.38	$ 117,172	$ 3.60	$ 126,269	$ 3.96	$ 49,876	$ 1.57	$ 44,476	$ 1.40

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS. Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.0%, 30.0% and 32.0% for fiscal years ended September 30, 2018, 2017 and 2016, respectively, and 26% for the six months ended March 31, 2019 and 2018, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents a loss on the sale of a controlling interest in a Memorialization business.

(6) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted net income and EPS since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted net income and EPS, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(7) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the fiscal year-to-*date periods ended September 30, 2018 and March 31, 2018 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially* by an estimated repatriation transition tax charge and other charges of approximately $11,800 and $11,000, for the fiscal year-to-date periods ended September 31, 2018 and March 31, 2018, respectively.

©2019 Matthews International Corporation. All Rights Reserved.
29

Appendix C Additional Segment Information Supplemental Asset Data (Dollars in thousands) SGK Brand Industrial Corporate and (unaudited) Solutions Memorialization Technologies Non-Operating Total Fiscal 2018 Operating assets (1) $ 408,167 $ 265,352 $ 64,655 $ 26,515 $ 764,689 Intangible assets, net 785,155 479,450 128,199 - 1,392,804 Other 107,463 69,998 6,010 34,521 217,992 Total assets $ 1,300,785 $ 814,800 $ 198,864 $ 61,036 $ 2,375,485 Fiscal 2017 Operating assets (1) $ 391,716 $ 262,515 $ 55,040 $ 17,273 $ 726,544 Intangible assets, net 797,779 440,189 84,208 - 1,322,176 Other 86,800 38,444 22,224 48,461 195,929 Total assets $ 1,276,295 $ 741,148 $ 161,472 $ 65,734 $ 2,244,649 Fiscal 2016 Operating assets (1) $ 357,392 $ 267,541 $ 29,155 $ 22,791 $ 676,879 Intangible assets, net 738,259 442,446 64,625 - 1,245,330 Other 82,165 25,998 28,399 32,270 168,832 Total assets $ 1,177,816 $ 735,985 $ 122,179 $ 55,061 $ 2,091,041 (1) Operating assets include accounts receivable, inventories and property, plant and equipment. ©2019 Matthews International Corporation. All Rights Reserved. 30

Appendix D Net Debt Ratio Non-GAAP Reconciliation (Dollars in thousands) Fiscal Year Ended September 30, (unaudited) 2016 2017 2018 Balance Sheet Information: Long-term debt, current maturities $ 27,747 $ 29,528 $ 31,260 Long-term debt 844,807 881,602 929,342 Total debt 872,554 911,130 960,602 Less: Cash and cash equivalents 55,711 57,515 41,572 Net Debt $ 816,843 $ 853,615 $ 919,030 Adjusted EBITDA (Appendix A) $ 239,586 $ 238,683 $ 255,114 Net Debt:Adjusted EBITDA Ratio 3.4 3.6 3.6 Net Debt:Adjusted EBITDA Ratio (Based on LTM 3/31/19) 3.8 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to net debt and net debt:adjusted EBITDA ratio. ©2019 Matthews International Corporation. All Rights Reserved. 31